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                                                                    EXHIBIT 23.1

                   Consent of Independent Public Accountants
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-65418.

Arthur Andersen & Co.

Albuquerque, New Mexico
March 7, 1994